EXHIBIT 99.1

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc.

KBW Regional Bank Conference
March 2011

4Q/Year End 12.31.10

 This presentation, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 – Annualized return on average tangible common equity excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. Annualized return on average tangible equity provides a method to assess management’s success in utilizing the company’s tangible common capital.
 – Tangible book value excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.
 – Adjusted net income excludes the effects of certain gains and losses adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.
 – Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.
Non-GAAP Financial Measures
Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,”
“pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this presentation, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-
looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National
Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in
National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Market Area
Pennsylvania
Centre
Luzerne
Monroe
Carbon
Northampton
Schuylkill
Lehigh
Berks
Bucks
New Jersey
Montgomery
Lancaster
Chester
Philadelphia
York
Delaware
Cecil
Maryland
Delaware

NATIONAL PENN

•$8.8 billion assets
•125 community offices
•1,728 FTE employees
•$1.24 billion market cap*
•Approx. 750 thousand
share avg. daily volume
(52 week)*
 * SNL as of 2.9.11
Attractive Franchise in the Heart of the
Mid-Atlantic Region

Sources: SNL Financial / FDIC
As of June 30, 2010
Strong Market Share in Demographically
Attractive Counties
	Berks	Northampton	Chester	Lehigh	Centre
% of National Penn Deposits	22.6%	16.3%	13.2%	9.0%	5.9%
Market Rank	2	2	5	2	1
Market Share	18.3%	19.5%	7.8%	9.0%	16.8%
# Community Banking Offices	21	22	18	14	5
Median Household Income ($000)	$58.1	$59.5	$87.1	$57.7	$47.0
Nationwide Median HH Income ($000)	$54.4
Projected Income Growth: ’10 - ’15	11.0%	13.9%	17.1%	14.5%	14.9%
Nationwide Projected Income Growth	12.4%

Clean, Strong, Efficient
● Earnings improving
● Favorable asset quality trends
● Strong balance sheet
● Warburg Pincus partnership

Value of Warburg Pincus Partnership
● $150 million investment completed Jan. 7, 2011
● Sophisticated global investor with growth and long term
 shareholder value creation focus
● Performed extensive due diligence, validating asset
 quality, capital and balance sheet strength, and strategic
 vision
 – Firms supporting Warburg’s diligence included: KPMG, Franklin
 Madison, Strategic Risk Advisors and Wachtell, Lipton, Rosen & Katz
● Appointed Director Michael Martin brings a wealth of
 experience from the financial services industry

National Penn Bancshares, Inc. - Price Change (%)

NPBC (+27.60%)
KBW Regional Bank (+13.98%)
40
30
20
10
0
-10
-20
Mar 2010
May 2010
Jul 2010
Sep 2010
Nov 2010
Jan 2011

NATIONAL PENN

Source: SNL Financial
NPBC Daily Stock Price Change %
2.17.10 thru 2.16.11

($000s except per share data)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
Net income (loss) available to common shareholders	$ 6,637	$ 10,301	$ (5,544)	$ 1,921	$ (283,294)
After-tax adjustments:					
Pension curtailment gain				(2,643)	
FV mark on trust preferred securities	1,332	1,694	(1,003)	4,720	(2,385)
Goodwill impairment			8,250		275,000
Securities losses/ OTTI/ CDO sale					1,219
Loss on sale of SNC loan portfolio					3,921
Gain on sale of wealth unit					(797)
SERP accrual					1,300
Tax expense - Christiana / BOLI	5,486		8,081		
Adjusted net income (loss)	$ 13,455	$ 11,995	$ 9,784	$ 3,998	$ (5,036)
Diluted earnings (loss) per common share	$ 0.05	$ 0.08	$ (0.04)	$ 0.02	$ (2.25)
After-tax adjustments:					
Pension curtailment gain				(0.02)	
FV mark on trust preferred securities	0.01	0.01	(0.01)	0.03	(0.02)
Goodwill impairment			0.07		2.19
Securities losses/ OTTI/ CDO sale					0.01
Loss on sale of SNC loan portfolio					0.03
Gain on sale of wealth unit					(0.01)
SERP accrual					0.01
Tax expense - Christiana / BOLI	0.04		0.06		
Adjusted diluted earnings (loss) per share	$ 0.10	$ 0.09	$ 0.08	$ 0.03	$ (0.04)

NATIONAL PENN

Improving Adjusted Earnings
Quarterly Analysis

($000s except per share data)	YTD 2010	YTD 2009
Net income (loss) available to common shareholders	$ 13,316	$ (356,379)
After-tax adjustments:		
Tax expense - Christiana / BOLI	13,567	
Pension curtailment gain	(2,643)	
FV mark on trust preferred securities	6,743	2,878
Goodwill impairment	8,250	275,000
Securities losses/ OTTI/ CDO sale		66,164
Other adjustments		6,670
Adjusted net income (loss)	$ 39,233	$ (5,667)
Diluted earnings (loss) per common share	$ 0.10	$ (3.61)
After-tax adjustments:		
Tax expense - Christiana / BOLI	0.11	
Pension curtailment gain	(0.02)	
FV mark on trust preferred securities	0.05	0.03
Goodwill impairment	0.06	2.78
Securities losses/ OTTI/ CDO sale		0.67
Other adjustments		0.06
Adjusted diluted earnings (loss) per share	$ 0.30	$ (0.06)

NATIONAL PENN

Improving Adjusted Earnings
Full Year Analysis

$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.03
$0.08
$0.09
$0.10
Q1 2010
Q2 2010
Q3 2010
Q4 2010

NATIONAL PENN

($000)
Adjusted earnings per share is a non-GAAP measurement. Refer to adjusted diluted earnings (loss)
per share Quarterly Analysis slide within this presentation for reconciliation to GAAP measurement.
Improving Adjusted Earnings Per Share

3.60%
3.45%
3.30%
3.15%
3.00%
3.43%
3.42%
Q4 2010
Q3 2010
3.60%
3.45%
3.30%
3.15%
3.00%
3.45%
3.18%
YTD 2010
YTD 2009

NATIONAL PENN

Net Interest Margin
(Taxable Equivalent)

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
35%
30%
25%
20%
15%
10%
5%
0%
27.70%
28.21%
27.82%
27.54%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Non-Interest Income
Non Interest Income/Operating Revenue

NATIONAL PENN

($000)
Excludes certain items. Refer to appendix for a reconciliation to reported non-interest income and for calculation of non-interest income / operating revenue
Non-Interest Income

300,000
250,000
200,000
150,000
100,000
50,000
0
70%
60%
50%
40%
30%
20%
10%
0%
59.61%
58.78%
YTD 2009
YTD 2010
Non-Interest Expense
Efficiency ratio

NATIONAL PENN

($000)
Excludes certain items. Refer to appendix for a reconciliation to reported non-interest expense and for calculation of efficiency ratio
Non-Interest Expense

140,000
120,000
100,000
80,000
60,000
40,000
20,000
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.38%
1.54%
YTD 2009
YTD 2010
Pre-tax Pre-provision Revenue
Pre-tax Pre-provision Revenue/Avg Assets

NATIONAL PENN

($000)
Excludes certain items. Refer to appendix for calculation of pre-tax pre-provision revenue and ratio to average assets.
Pre-tax Pre-Provision Revenue

($000s)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
ALLL Balance - Beginning of Period	$ 153,475	$ 154,039	$ 153,850	$ 146,271	$ 125,490
Loans Charged Off	(22,456)	(23,306)	(27,316)	(27,482)	(28,524)
Recoveries on Charged Off Loans	2,443	2,742	2,505	2,561	2,305
Christiana Divestiture	(908)				
Provision for Loan Losses	17,500	20,000	25,000	32,500	47,000
ALLL Balance - End of Period	$ 150,054	$ 153,475	$ 154,039	$ 153,850	$ 146,271
Total Loans Outstanding	$5,326,723	$5,641,830	$5,756,235	$5,915,219	$6,024,500
ALLL as a % of Loans	2.82%	2.72%	2.68%	2.60%	2.43%
Peer ALLL as a % of Loans	2.18%	2.16%	2.02%	2.01%	1.93%
Non-Performing Loans (incl. 90 DPD)	83,864	94,431	99,196	120,368	125,786
Non-Performing Loans as a % of Loans	1.57%	1.67%	1.72%	2.03%	2.09%
Peer NPLs as a % of Loans	4.04%	3.90%	3.36%	3.25%	3.08%
ALLL as a % of Non-Performing Loans	179%	163%	155%	128%	116%
Peer ALLL as a % of NPLs	52%	55%	60%	68%	69%

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

NATIONAL PENN

Asset Quality Statistics

15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.05%
1.54%
1.89%
2.08%
2.15%
2.22%
2.28%
2.30%
2.89%
3.23%
4.02%
4.09%
4.59%
5.81%
14.51%
Peer 1
NPBC
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14

NATIONAL PENN

NPL’s include non-accrual loans plus renegotiated loans.
Peer data is for peer banks, as defined in April 2009 proxy
statement, with 12/31/2010 data available as of 2/22/2011
Strong Asset Quality
Non-Performing Loans as a % of Loans

200.00%
180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
182.75%
101.97%
85.96%
79.00%
78.44%
72.63%
65.36%
64.03%
63.26%
61.59%
60.89%
53.13%
51.03%
49.96%
40.10%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14

NATIONAL PENN

NPL’s include non-accrual loans plus renegotiated loans.
Peer data is for peer banks, as defined in April 2009 proxy
statement, with 12/31/2010 data available as of 2/22/2011
Strong Reserve Coverage
ALLL as a % of Non-Performing Loans

12/31/2010	Pro Forma for Warburg Investment	Pro Forma for Warburg Investment & Potential TARP Repayment[1]	Median of Nat Penn's Proxy Peers[2]
Tang. Comm. Equity / Tang. Assets	8.3%	9.2%	9.3%	7.7%
Tier I Leverage Ratio	10.6%	11.5%	9.9%	9.0%
Tier I Risk-Based Capital Ratio	16.1%	17.6%	15.0%	12.6%
Tier I Common Ratio	11.1%	12.6%	12.6%	10.0%
Total Risk-Based Capital Ratio	17.4%	18.8%	16.3%	14.3%

NATIONAL PENN

(1) Does not assume repurchase of the 735,294 outstanding warrants, valued at approximately $1.0 million based on a binomial valuation
(2) Peer data is for peer banks, as defined in April 2009 proxy statement, with 12.31.2010 data available as of 2.22.2011
Pro Forma Capital Ratios

11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
9.7%
9.3%
9.2%
9.1%
8.5%
8.3%
8.3%
8.3%
8.0%
8.0%
7.5%
7.3%
7.2%
7.0%
6.9%
6.0%
1.5%
Peer 1
NPBC - Pro forma WP & TARP Repay
NPBC - Pro forma WP
Peer 2
Peer 3
NPBC @ 12/31/10
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14

NATIONAL PENN

Peer data is for peer banks, as defined in April 2009 proxy
statement, with 12/31/2010 data available as of 2/22/2011
Strong Capital Position
Tangible Common Equity / Tangible Assets

15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
13.4%
12.9%
12.8%
12.6%
12.6%
11.4%
11.1%
10.6%
10.2%
9.9%
9.7%
9.6%
9.3%
9.1%
8.4%
7.5%
3.8%
Peer 1
Peer 2
Peer 3
NPBC - Pro forma WP & TARP Repay
NPBC - Pro forma WP
Peer 4
NPBC @ 12/31/10
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14

NATIONAL PENN

Peer data is for peer banks, as defined in April 2009 proxy
statement, with 12/31/2010 data available as of 2/22/2011
Strong Capital Position
Tier 1 Common Capital Ratio

($ in thousands)	Balance 12/31/10	% of Loans	Classified /Loans	Non-Performing Loans/Loans	2010 Net Charge-Offs /Avg Loans	Total Past Dues /Loans
Commercial	2,424,523	46%	12.30%	1.41%	0.78%	0.22%
CRE-Permanent	768,988	14%	9.32%	2.32%	0.75%	0.45%
CRE-Construction	281,056	5%	30.46%	6.90%	11.60%	1.27%
Home Equity and Direct	745,124	14%	0.40%	0.39%	0.44%	0.70%
Private Banking	150,811	3%	6.36%	0.25%	1.71%	0.02%
Indirect	131,416	2%	0.12%	0.12%	1.24%	1.06%
Residential Mortgage	765,414	14%	0.76%	0.76%	1.86%	0.88%
Leasing/Other	59,391	1%	8.81%	5.22%	1.66%	3.60%
Total	5,326,723	100%	9.00%	1.57%	1.57%	0.52%

NATIONAL PENN

Loan Risk Profile

Non-Performing Loans and Charge-offs - Positive Trend

($000s)

$160,000
$135,000
$110,000
$85,000
$60,000
$35,000
$10,000
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Non-Performing Loans
Net Charge-offs

NATIONAL PENN

8%
8%
1%
5%
78%
Southeastern
Northeastern
Central
Western
DE, NJ, &NY
Other

12%
2%
7%
79%
Southeastern
Northeastern
Central
Western
DE, NJ, &NY
Other

NATIONAL PENN

Non-Performing Assets
Gross Charge Offs
Non-Performing Assets and
Gross Charge-offs
Concentrated in SE PA Region

$600,000
$560,000
$520,000
$480,000
$440,000
$400,000
$501,485
$532,048
$512,628
$498,631
$479,336
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

NATIONAL PENN

Classified loans consist of loans risk rated substandard, doubtful, or loss. As such classified loans include non-performing loans.
Classified Loans - Positive Trend
($000s)

2010 Strategic Accomplishments
● Deleveraged balance sheet
 – reduction of higher cost, non-retail deposits
● Continued de-risking of balance sheet
 – Notable improvement in credit quality
● Evaluated risk / reward profile of lines of
 business / products
 – Divested of Christiana Bank & Trust Company
 – Surrendered separate account BOLI
● Enhanced capital position
 – $150 million investment by Warburg Pincus

Longer-term Earnings Capacity
● Accelerate repayment of TARP

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Positioned for improving economic conditions
 – Aggressively pursuing new customer relationships

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Positioned for improving economic conditions
 – Aggressively pursuing new customer relationships
● Culture of addressing issues, not deferring
 – Results in a strong balance sheet

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Positioned for improving economic conditions
 – Aggressively pursuing new customer relationships
● Culture of addressing issues not deferring
 – Results in a strong balance sheet
● Longer term capital management opportunities

Longer-term Earnings Capacity
● Accelerate repayment of TARP
● Positioned for improving economic conditions
 – Aggressively pursuing new customer relationships
● Culture of addressing issues not deferring
 – Results in a strong balance sheet
● Longer term capital management opportunities
● Realize advantages of operating leverage

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN

Adjusted non-interest income calculation

	Mar-10	Jun-10	Sep-10	Dec-10	YTD 2009	YTD 2010
Reported non-interest income	$22,574	$28,513	$23,477	$23,658	($1,520)	$98,222
Gain on pension plan curtailment	(4,066)					(4,066)
Unrealized fair market value loss (gain) on NPB Capital Trust II preferred securities	7,261	(1,543)	2,606	2,049	4,427	10,373
Securities losses / impairment / CDO loss					104,648	
Loss on sale of SNC loans					6,032	
Gain on sale of wealth unit					(1,226)	
Adjusted non-interest income	$25,769	$26,970	$26,083	$25,707	$112,361	$104,529

Non-interest income / operating revenue calculation

	Mar-10	Jun-10	Sep-10	Dec-10
Adjusted operating revenue:				
Non-interest income (adjusted)	$25,769	$26,970	$26,083	$25,707
Net interest income	67,259	68,643	67,690	67,641
Operating revenue	$93,028	$95,613	$93,773	$93,348
Non-interest income / operating revenue	27.70%	28.21%	27.82%	27.54%

Adjusted non-interest expense calculation

	YTD 2009	YTD 2010
Reported non-interest expense	$508,616	$241,676
Goodwill impairment	(275,000)	(8,250)
FDIC special assessment	($4,625)	
Insurance recovery	$4,028	
SERP accrual	(2,000)	
Adjusted non-interest expense	$231,019	$233,426

Efficiency ratio calculation

	YTD 2009	YTD 2010
Non-interest expense (adjusted)	$231,019	$233,426
Adjusted operating revenue:		
Non-interest income (adjusted)	112,361	104,529
Net interest income (tax equivalent)	275,192	292,615
Operating revenue	$387,553	$397,144
Non-interest expense / operating revenue	59.61%	58.78%

Pre-tax, pre-provision / average assets calculation

	YTD 2009	YTD 2010
Adjusted pre-tax, pre-provision revenue:		
Net interest income	$252,509	$271,232
Non-interest income (adjusted)	112,361	104,529
Non-interest expense (adjusted)	231,019	233,426
Pre-tax, pre-provision revenue	$133,851	$142,335
Average assets	9,686,673	9,220,791
Pre-tax, pre-provision revenue / average assets	1.38%	1.54%

NATIONAL PENN

($000s)
Appendix
GAAP/Non-GAAP Reconciliations

Peer	Ticker
BancorpSouth, Inc.	BXS
F.N.B Corporation	FNB
First Midwest Bancorp, Inc.	FMBI
First Niagara Financial Group, Inc.	FNFG
FirstMerit Corporation	FMER
Fulton Financial Corporation	FULT
MB Financial, Inc.	MBFI
Old National Bancorp	ONB
Susquehanna Bancshares, Inc.	SUSQ
Trustmark Corporation	TRMK
Valley National Bancorp	VLY
Whitney Holding Corporation	WTNY
Wilmington Trust Corporation	WL
Wintrust Financial Corporation	WTFC
Appendix

NPBC Peer Data
2009 Proxy
Statement